FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Finance America	2,544	407,615,246.60	100.00	7.181	611	78.32

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	26	7,354,318.68	1.80	5.374	657	76.38
5.501 - 6.000	144	36,686,490.50	9.00	5.849	635	76.81
6.001 - 6.500	340	82,771,106.92	20.31	6.330	630	76.74
6.501 - 7.000	461	100,146,773.20	24.57	6.803	609	76.04
7.001 - 7.500	399	70,165,698.39	17.21	7.298	602	77.76
7.501 - 8.000	292	42,391,627.39	10.40	7.780	591	76.67
8.001 - 8.500	206	23,523,169.19	5.77	8.307	590	81.25
8.501 - 9.000	176	14,266,132.14	3.50	8.813	590	83.54
9.001 - 9.500	128	9,920,850.50	2.43	9.294	584	86.68
9.501 - 10.000	150	9,477,014.75	2.32	9.813	612	90.94
10.001 - 10.500	46	2,815,073.59	0.69	10.311	603	91.44
10.501 - 11.000	98	4,971,524.69	1.22	10.925	610	96.84
11.001 - 11.500	63	2,529,286.04	0.62	11.415	604	99.22
11.501 - 12.000	15	596,180.62	0.15	11.863	581	98.79

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

Min: 5.240
Max: 11.865
Weighted Average: 7.181

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	409	15,251,052.04	3.74	9.413	606	86.09
50,000.01 - 100,000.00	687	49,905,440.06	12.24	8.247	599	81.39
100,000.01 - 150,000.00	525	65,419,127.32	16.05	7.302	609	78.39
150,000.01 - 200,000.00	306	52,912,534.84	12.98	7.020	607	75.73
200,000.01 - 250,000.00	172	38,779,097.60	9.51	6.836	608	75.79
250,000.01 - 300,000.00	118	32,231,599.89	7.91	6.845	613	75.71
300,000.01 - 350,000.00	84	27,289,860.52	6.70	6.973	618	78.85
350,000.01 - 400,000.00	48	17,905,153.64	4.39	6.625	620	75.36
400,000.01 - 450,000.00	41	17,390,570.07	4.27	7.064	603	76.87
450,000.01 - 500,000.00	30	14,279,358.71	3.50	6.801	618	78.26
500,000.01 - 550,000.00	44	22,771,577.47	5.59	6.504	626	78.41
550,000.01 - 600,000.00	18	10,366,488.27	2.54	6.561	616	77.30
600,000.01 - 650,000.00	15	9,268,047.72	2.27	6.998	633	83.02
650,000.01 - 700,000.00	19	12,885,918.39	3.16	6.705	632	84.07
700,000.01 - 750,000.00	26	19,184,710.39	4.71	6.735	602	78.34
800,000.01 - 850,000.00	1	816,681.34	0.20	7.100	618	74.36
950,000.01 - 1,000,000.00	1	958,028.33	0.24	5.850	611	80.00

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

Min: $24,876.91
Max: $958,028.33
Average: $160,226.12

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,741	286,063,044.43	70.18	7.173	598	77.17
ARM 2/28 - IO	287	76,940,142.40	18.88	6.518	654	80.62
Fixed 30 yr	175	24,071,277.79	5.91	7.341	614	73.30
Balloon 30/15	269	13,808,089.16	3.39	10.458	646	99.96
ARM 3/27	24	2,842,505.22	0.70	7.461	592	78.21
ARM 5/25	14	2,355,934.18	0.58	7.294	585	69.61
Fixed 15 yr	34	1,534,253.42	0.38	9.017	590	75.75

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,066	368,201,626.23	90.33	7.039	610	77.85
Balloon	269	13,808,089.16	3.39	10.458	646	99.96
Fixed	209	25,605,531.21	6.28	7.441	612	73.45

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	42	4,524,497.00	1.11	7.520	620	82.12
2	2,037	328,169,496.07	80.51	7.125	611	77.98
3	288	47,750,765.79	11.71	7.399	603	79.14
4	163	23,975,829.78	5.88	7.409	624	79.23
5	12	2,609,169.88	0.64	7.446	619	88.06
6	1	443,036.59	0.11	7.625	571	89.90
9	1	142,451.49	0.03	5.240	771	100.00

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

Min: 1
Max: 9
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,258	393,288,314.75	96.49	7.061	610	77.53
2	286	14,326,931.85	3.51	10.469	646	99.96

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	5	409,251.67	0.10	7.722	594	22.87
25.01 - 30.00	1	74,914.01	0.02	8.730	511	28.85
30.01 - 35.00	7	837,624.95	0.21	6.940	597	32.86
35.01 - 40.00	10	1,912,779.86	0.47	7.332	551	38.57
40.01 - 45.00	10	1,767,820.98	0.43	6.779	579	43.92
45.01 - 50.00	30	4,446,265.83	1.09	7.030	578	48.08
50.01 - 55.00	28	4,196,419.77	1.03	6.805	566	52.50
55.01 - 60.00	41	9,631,321.98	2.36	6.755	555	57.77
60.01 - 65.00	122	21,028,206.30	5.16	6.994	563	63.51
65.01 - 70.00	157	24,122,416.73	5.92	7.112	576	68.77
70.01 - 75.00	254	49,242,282.00	12.08	6.969	581	74.08
75.01 - 80.00	1,156	209,617,124.74	51.43	6.860	623	79.71
80.01 - 85.00	86	14,820,594.23	3.64	7.703	607	84.47
85.01 - 90.00	262	29,910,345.81	7.34	8.080	619	89.71
90.01 - 95.00	81	18,903,960.45	4.64	7.553	661	94.61
95.01 - 100.00	294	16,693,917.29	4.10	10.068	654	99.97

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

Min: 21.36
Max: 100.00
Weighted Average: 78.32

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	154	25,950,352.20	6.37	7.612	515	69.17
525 - 549	278	46,043,594.65	11.30	7.510	538	72.89
550 - 574	265	43,858,863.93	10.76	7.343	563	75.04
575 - 599	539	74,218,736.57	18.21	7.336	587	77.60
600 - 624	424	61,336,887.82	15.05	7.096	611	79.58
625 - 649	342	54,792,009.69	13.44	6.929	637	80.36
650 - 674	222	37,665,931.82	9.24	7.001	663	82.69
675 - 699	161	27,786,179.39	6.82	6.919	686	82.95
700 - 724	78	18,608,776.73	4.57	7.001	711	85.62
725 - 749	41	8,148,856.70	2.00	6.657	735	81.16
750 - 774	34	7,522,078.43	1.85	6.771	760	83.14
775 - 799	6	1,682,978.67	0.41	6.413	780	83.27

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

Min: 500
Max: 789
NZ Weighted Average: 611

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,633	214,590,145.81	52.65	7.223	631	82.31
Cashout Refinance	836	178,122,928.07	43.70	7.127	588	73.76
Rate/Term Refinance	75	14,902,172.72	3.66	7.206	593	75.47

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,880	281,232,722.56	68.99	7.209	607	78.03
PUD	345	66,167,505.21	16.23	7.135	605	79.42
Condo	154	25,968,163.79	6.37	7.043	639	80.93
Duplex	114	19,749,973.95	4.85	7.049	648	80.15
3-4 Family	51	14,496,881.09	3.56	7.268	615	71.74

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,861	252,044,075.72	61.83	7.172	601	78.44
Stated	644	146,572,156.71	35.96	7.174	630	78.19
Alt.	39	8,999,014.17	2.21	7.528	591	77.11

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,212	366,832,322.38	89.99	7.122	608	78.13
Non-Owner Occupied	323	38,406,743.44	9.42	7.761	640	80.39
Second Home	9	2,376,180.78	0.58	6.891	638	75.34

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	47	3,610,669.33	0.89	8.215	598	81.31
Arizona	246	41,316,784.23	10.14	7.178	613	80.41
Arkansas	1	53,926.54	0.01	7.950	633	90.00
California	353	108,202,971.00	26.55	6.741	620	77.02
Colorado	97	15,031,570.68	3.69	6.948	617	79.97
Connecticut	12	3,155,984.76	0.77	6.783	602	76.45
Delaware	2	171,965.94	0.04	7.678	670	84.00
District of Columbia	46	11,112,412.71	2.73	6.867	609	69.70
Florida	197	33,158,801.26	8.13	7.128	615	77.83
Georgia	34	4,418,110.61	1.08	7.591	624	84.51
Hawaii	33	14,162,965.99	3.47	6.768	647	81.88
Idaho	7	853,641.52	0.21	6.931	608	80.81
Illinois	210	33,641,109.99	8.25	7.410	610	77.83
Indiana	52	3,380,681.15	0.83	8.035	605	84.07
Iowa	11	624,066.82	0.15	9.415	594	83.84
Kansas	8	546,261.91	0.13	9.061	577	86.92
Kentucky	9	887,779.03	0.22	6.861	603	79.06
Louisiana	25	2,416,897.28	0.59	7.567	605	81.60
Maine	2	476,625.75	0.12	6.621	561	64.95
Maryland	37	6,818,262.90	1.67	7.168	609	75.70
Massachusetts	15	4,013,899.12	0.98	6.987	595	74.86
Michigan	105	9,203,049.70	2.26	7.984	606	81.07
Minnesota	22	4,613,781.42	1.13	6.696	584	76.18
Mississippi	147	9,707,270.01	2.38	8.135	582	82.86
Missouri	95	7,920,811.40	1.94	8.235	591	81.36
Montana	8	737,201.88	0.18	6.888	661	82.03
Nebraska	1	24,972.52	0.01	8.990	680	100.00
Nevada	32	6,665,874.58	1.64	7.053	602	77.72
New Hampshire	1	301,476.45	0.07	6.730	725	79.47
New Jersey	37	7,045,744.26	1.73	7.113	604	73.09
New Mexico	13	1,714,083.42	0.42	8.047	603	72.42
New York	17	5,745,837.44	1.41	7.079	586	70.23
North Carolina	25	3,011,330.01	0.74	7.820	591	83.28
Ohio	91	6,887,354.76	1.69	7.718	624	82.70
Oklahoma	41	2,623,211.93	0.64	8.037	587	78.19
Oregon	21	2,548,024.59	0.63	7.001	611	76.81
Pennsylvania	61	4,917,375.10	1.21	8.137	585	79.84
Rhode Island	5	972,591.96	0.24	7.314	578	71.68
South Carolina	7	451,566.95	0.11	8.897	559	84.54
Tennessee	19	1,588,775.96	0.39	8.393	599	83.66
Texas	191	20,366,571.03	5.00	7.596	597	79.77
Utah	35	3,898,832.47	0.96	7.259	624	82.29
Virginia	39	7,298,467.21	1.79	7.092	591	76.92
Washington	52	7,925,704.09	1.94	6.930	604	79.01
West Virginia	8	615,137.66	0.15	8.975	577	76.54
Wisconsin	27	2,774,811.28	0.68	7.626	581	75.45

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	487	73,816,053.88	18.11	7.587	613	78.56
6	7	502,310.42	0.12	9.069	577	87.53
12	124	30,168,804.32	7.40	6.923	624	76.82
24	1,765	279,617,420.69	68.60	7.112	609	78.67
36	161	23,510,657.29	5.77	7.008	612	75.16

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

Loans with Penalty: 81.89

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	43	4,241,595.29	1.15	7.096	597	77.08
4.501 - 5.000	130	26,286,037.33	7.14	7.336	620	78.83
5.001 - 5.500	171	26,235,558.39	7.13	6.393	666	77.74
5.501 - 6.000	987	191,138,549.12	51.91	6.686	617	76.29
6.001 - 6.500	700	115,484,854.24	31.36	7.605	585	79.93
6.501 - 7.000	34	4,779,324.46	1.30	9.362	560	85.86
8.501 - 9.000	1	35,707.40	0.01	8.600	537	65.00

Total:	2,066	368,201,626.23	100.00	7.039	610	77.85

Min: 4.100
Max: 8.605
Weighted Average (>0): 5.896

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	25	7,211,867.19	1.96	5.376	655	75.91
11.501 - 12.000	144	36,686,490.50	9.96	5.849	635	76.81
12.001 - 12.500	313	74,390,538.48	20.20	6.325	630	77.06
12.501 - 13.000	436	95,434,019.63	25.92	6.801	609	76.63
13.001 - 13.500	376	67,266,008.41	18.27	7.299	601	77.78
13.501 - 14.000	260	37,984,711.56	10.32	7.781	587	76.58
14.001 - 14.500	183	21,781,983.33	5.92	8.293	589	81.60
14.501 - 15.000	137	12,134,606.41	3.30	8.729	589	84.42
15.001 - 15.500	92	8,265,308.68	2.24	9.228	578	85.95
15.501 - 16.000	70	5,328,097.39	1.45	9.710	572	85.88
16.001 - 16.500	19	1,165,589.72	0.32	10.271	549	84.62
16.501 - 17.000	10	522,436.63	0.14	10.763	549	80.96
17.001 - 17.500	1	29,968.30	0.01	11.100	539	81.08

Total:	2,066	368,201,626.23	100.00	7.039	610	77.85

Min: 11.250
Max: 17.100
Weighted Average (>0): 13.044

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	5	1,675,149.13	0.45	7.625	712	98.62
5.001 - 5.500	25	7,211,867.19	1.96	5.376	655	75.91
5.501 - 6.000	144	36,686,490.50	9.96	5.849	635	76.81
6.001 - 6.500	312	74,248,086.99	20.17	6.327	629	77.01
6.501 - 7.000	436	95,434,019.63	25.92	6.801	609	76.63
7.001 - 7.500	376	67,266,008.41	18.27	7.299	601	77.78
7.501 - 8.000	260	37,984,711.56	10.32	7.781	587	76.58
8.001 - 8.500	182	21,432,771.62	5.82	8.306	587	81.30
8.501 - 9.000	135	11,395,301.79	3.09	8.799	582	83.61
9.001 - 9.500	92	7,964,972.71	2.16	9.268	570	85.06
9.501 - 10.000	69	5,184,252.05	1.41	9.727	572	86.04
10.001 - 10.500	19	1,165,589.72	0.32	10.271	549	84.62
10.501 - 11.000	10	522,436.63	0.14	10.763	549	80.96
11.001 - 11.500	1	29,968.30	0.01	11.100	539	81.08

Total:	2,066	368,201,626.23	100.00	7.039	610	77.85

Min: 5.000
Max: 11.100
Weighted Average (>0): 7.028

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	5	1,675,149.13	0.45	7.625	712	98.62
3.000	2,061	366,526,477.10	99.55	7.037	609	77.75

Total:	2,066	368,201,626.23	100.00	7.039	610	77.85

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.995

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	2,066	368,201,626.23	100.00	7.039	610	77.85

Total:	2,066	368,201,626.23	100.00	7.039	610	77.85

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

No Coverage	2,544	407,615,246.60	100.00	7.181	611	78.32

Total:	2,544	407,615,246.60	100.00	7.181	611	78.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.